UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021

Vector Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39560	98-1550340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market Street

Steuart Tower, 23rd Floor

San Francisco, CA 94105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 293-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	VACQU	The NASDAQ Stock Market LLC
Class A Ordinary Shares included as part of the units	VACQ	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	VACQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Update Regarding Litigation Related to the Merger

As previously disclosed, on March 1, 2021, Vector Acquisition Corporation, a Cayman Islands exempted company, (“Vector” or the “Company”), entered into an Agreement and Plan of Merger (as amended through the date hereof and as may be further amended or supplemented, the “Merger Agreement”) with Rocket Lab USA, Inc. (“Rocket Lab”), and Prestige USA Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Rocket Lab, providing for Vector’s business combination with Rocket Lab (the “Business Combination”).

On June 25, 2021, Vector filed a Registration Statement on Form S-4 (No. 333-257440) with the Securities and Exchange Commission (the “SEC”) (as amended, the “Registration Statement”), which included a preliminary Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) for the solicitation of proxies in connection with the annual general meeting of Vector, to be held on August 20, 2021, to vote upon, among other things, matters necessary to complete the Business Combination, and on July 21, 2021, Vector mailed the definitive Proxy Statement/Prospectus to its stockholders. The SEC declared the Registration Statement effective on July 21, 2021.

Following the initial filing of the Proxy Statement/Prospectus with the SEC, Vector is aware of two complaints having been filed by purported shareholders of the Company, first on July 1, 2021 in the Superior Court of the State of California, San Francisco County, in a case captioned Head v. Vector Acquisition Corp., et al. (No. CGX-21-592640), and second on July 7, 2021 in the Supreme Court of the State of New York County, New York, in a case captioned Hill v. Vector Acquisition Corp., et al. (No. 654237/2021) (the “Complaints”). Vector also received demand letters from four other purported Company stockholders (the “Demand Letters”). The Complaints and Demand Letters allege principally that the Proxy Statement/Prospectus were materially false and misleading in certain respects.

Vector and Rocket Lab believe that the disclosures set forth in the Proxy Statement/Prospectus comply fully with applicable law and that the allegations contained in the Complaints and Demand Letters are entirely without merit. However, in order to moot the purported Vector shareholders’ unmeritorious disclosure claims and alleviate the costs, risks and uncertainties inherent in litigation, Vector and Rocket Lab have determined to voluntarily supplement the Proxy Statement/Prospectus with certain supplemental disclosures as described in the following section entitled “Supplemental Disclosures to Proxy Statement/Prospectus” in this Current Report on Form 8-K (the “Current Report”). Nothing in this Current Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Vector and Rocket Lab (as applicable) specifically deny all allegations by the purported Vector shareholders in the Complaints and Demand Letters that any additional disclosure was or is required.

The supplemental disclosures contained herein will not affect the timing of Vector’s annual general meeting of its shareholders, which is scheduled to be held in both physical format and virtually on August 20, 2021 at 8:00 AM Pacific Time. You will be able to virtually attend, vote your shares and submit questions during the annual general meeting via a live audio webcast by pre-registering at https://www.cstproxy.com/vectoracquisition/2021/proxy.

Vector’s board of directors continues to recommend that Vector shareholders vote “FOR” each proposal being submitted to a vote of the Vector shareholders at the annual general meeting.

Supplemental Disclosures to Proxy Statement/Prospectus

The following information should be read in conjunction with the Proxy Statement/Prospectus. All page references in the information below are to pages in the Proxy Statement/Prospectus, and capitalized terms used in this Current Report shall have the meanings set forth in the Proxy Statement/Prospectus, unless otherwise defined herein. Without admitting in any way that the disclosures below are material or otherwise required by law, Vector makes the following amended and supplemental disclosures solely for the purposes of mooting the Complaints and Demand Letters referenced herein.

The Proxy Statement/Prospectus is hereby amended as follows:

The disclosure in the section entitled “The Business Combination - Background to the Business Combination” on page 105 of the Proxy Statement/Prospectus is hereby supplemented by adding the following sentence immediately after the third sentence in the fourth full paragraph on such page:

The non-disclosure agreements contained customary terms for a business combination between a special purpose acquisition company and a private company target, including confidentiality provisions and use restrictions for information provided by the target and exceptions to such provisions. Vector also entered into letters of intent with nine potential business combination targets. The terms included in such letters of intent were not comparable to those of the Business Combination as the targets were not in comparable industries or of similar maturity. Consequently, the probability of achieving the projected revenue and other financial metrics and the multiples applied to such projections varied.

The disclosure in the section entitled “The Business Combination - Background to the Business Combination” on page 108 of the Proxy Statement/Prospectus is hereby supplemented by adding the following sentence immediately after the second sentence in the first full paragraph on such page and deleting the last sentence of such first full paragraph:

Vector entered into separate placement agent agreements with Deutsche Bank Securities Inc. (“Deutsche Bank”) and Morgan Stanley & Co. LLC (“Morgan Stanley”) in connection with the proposed PIPE financing, entitling each of Deutsche Bank and Morgan Stanley to customary fees in connection with the PIPE Financing consistent with market practice, contingent upon consummation of the Business Combination and payable at Closing. In addition, Vector agreed to reimburse both Deutsche Bank and Morgan Stanley for certain expenses and to indemnify each against certain liabilities arising out of its engagement. Deutsche Bank had previously served as an underwriter in Vector’s IPO and is entitled to deferred underwriting compensation as set forth in the registration statement for Vector’s IPO. Neither Deutsche Bank nor Morgan Stanley performed any analyses in connection with the Vector Board’s review of the Business Combination.

The disclosure in the section entitled “The Business Combination - Background of the Business Combination” on page 108 of the Proxy Statement/Prospectus is hereby supplemented by adding the following after the first sentence on such page:

Given their track record of managing an end-to-end space company and mission success, Vector and Rocket Lab had agreed during their preliminary discussions that Rocket Lab’s management team would continue as the management team of the post-combination company. Given the Sponsor’s continued ownership in the pro forma company and Vector Capital’s willingness to participate in the PIPE Financing, Vector and Rocket Lab discussed and agreed that Mr. Slusky, CEO of Vector, would join the board of the post-combination company. There were no other discussions of or agreements regarding the employment of any other Vector officers, directors or employees by Rocket Lab following the Closing.

The disclosure in the section entitled “The Vector Board’s Reasons for the Business Combination” on page 109 is hereby supplemented by adding the following after the seventh full sentence on the page:

The Vector Board noted that the Vector PIPE Investor was paying an identical price per share as the other unaffiliated PIPE Investors and that Vector Capital’s participation in the PIPE Financing would align its interests with other Vector shareholders who become stockholders of New Rocket Lab.

The disclosure in “Certain Rocket Lab Projected Financial Information” on page 114 of the Proxy Statement/Prospectus is hereby supplemented by adding the following sentence immediately before the table:

The selected elements do not include projected net income given the absence of sufficient data to accurately estimate the variables and adjustments impacting net income.

Additional Information and Where to Find It

Vector filed the Proxy Statement/Prospectus and a form of proxy card with the SEC in connection with the solicitation of proxies for the annual general meeting of Vector’s shareholders. Investors and security holders may obtain a free copy of the Proxy Statement/Prospectus, any amendments or supplements to the Proxy Statement/Prospectus and other documents filed by the Company with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the Proxy Statement/Prospectus, any amendments or supplements to the Proxy Statement/Prospectus and other documents (when available) by directing a request by mail or telephone to Investor Relations, Vector Acquisition Corporation, One Market Street, Steuart Tower, 23rd Floor, San Francisco, CA 94195 or +1 (415) 293-5000. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at https://www.vectorcapital.com/spac1.

Participants in the Solicitation

Vector and Rocket Lab, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the Proxy Statement/Prospectus. Information regarding the directors and executive officers of Vector is contained in Vector’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 30, 2021, as amended by Amendment No. 1 on May 3, 2021, and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of Vector or Rocket Lab or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, including statements regarding Vector’s, Rocket Lab’s or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on Vector’s and Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects on Vector, Rocket Lab or any successor entity of the transaction. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Vector’s securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by Vector’s shareholders, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the transaction on Rocket Lab’s business relationships, operating results and business generally, (v) risks that the transaction disrupts current plans and operations of Rocket Lab, (vi) changes in the competitive and highly regulated industries in which Rocket Lab operates, variations in operating performance across competitors and changes in laws and regulations affecting Rocket Lab’s business, (vii) the ability to implement business plans, forecasts and other expectations after the completion of the transaction, and identify and realize additional opportunities and (viii) the risk of downturns in the commercial launch services, satellite and spacecraft industry. There can be no assurance that the future developments affecting Vector, Rocket Lab or any successor entity of the transaction will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Vector’s or Rocket Lab’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Except as required by law, Vector and Rocket Lab are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR ACQUISITION CORPORATION

Date: August 12, 2021	/s/ David Baylor
David Baylor
Chief Financial Officer